

EDGEN
GROUP

CONNECTING SPECIALIZED PRODUCTS TO ENERGY & INFRASTRUCTURE APPLICATIONS



Jefferies Industrial and Aerospace & Defense Conference

August 7, 2012

UPSTREAM MIDSTREAM DOWNSTREAM POWER NUCLEAR CIVIL MINING

Disclosures

This presentation is based on management's current beliefs and assumptions, which in turn are based on currently available information. All statements and other information contained in this presentation, other than statements of historical fact, constitute forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements about our business strategy, growth opportunities and leverage targets. These forward-looking statements involve a number of risks, uncertainties, assumptions and other factors that could affect future results and cause actual results and events to differ materially from historical and expected results and those expressed or implied in the forward-looking statements. Our historical financial information, and the risks and other important factors that could affect the outcome of the events set forth in these statements and that could affect our operating results and financial condition, are contained in our filings with the Securities and Exchange Commission ("SEC"), including our Form 10-K for the 2011 year and subsequent filings. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.

The information contained in this presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. This presentation may contain data from third party sources. You should assume we have not independently verified the accuracy of such third party information.

You should assume that the information in this presentation is accurate only as of the date on the front cover of this presentation. We undertake no duty or obligation to publicly update or revise the information contained in this presentation, although we may do so from time to time. Any such updating may be made through the filing of documents with the SEC, through press releases or through other public disclosure, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

This presentation may include financial information not prepared in accordance with U.S. generally accepted accounting principles (including, without limitation, EBIT, EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA pull-through, ROIC and variations thereof). These Non-GAAP measures, as calculated by us, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these Non-GAAP measures have material limitations as analytical tools, are not a measurement of financial performance or liquidity under GAAP and should not be considered in isolation or as an alternative to or superior to GAAP measures such as net income, operating income, net cash flows provided by operating activities or any other measure of financial performance or liquidity calculated and presented in accordance with GAAP. See the following presentation and Appendix A for a definition of these Non-GAAP measures and as appropriate, a reconciliation to their most directly comparable financial measures calculated in accordance with GAAP.

Edgen Group Snapshot

- **Leading global distributor of highly engineered, specialty steel products to the energy market**
- **Operating through two segments:**
  - Energy and Infrastructure (“E&I”) Segment
  - Oil Country Tubular Goods (“OCTG”) Segment
- **Global Presence**
  - 5 regional distribution centers, satellite stocking facilities and sales offices in 14 countries on 5 continents
  - 2011 sales : $1.7 billion
  - 1H 2012 sales : $1.0 billion
- **End-markets include upstream, midstream, and downstream energy and refining, and other civil infrastructure**
- **500+ employees worldwide**
- **Listed on the NYSE under ticker symbol “EDG”**



★ Headquarters
Sales Office
Distribution Facility







EDGEN GROUP

Successful History of Acquisitions and Platform Built for Growth


2011:
$1,675MM
35% Revenue CAGR
Annual Sales:
2004:
$207MM
Bourland & Leverich Founded
Thomas Pipe & Steel Founded
Thomas Pipe & Steel + 5 acquisitions: Edgen Corp Formed
JCP and Mgmt. acquire Edgen Corp.
Western Flow Products Acquisition
Murray International Metals Acquisition
Edgen Murray Formed
Equipment Valve and Supply Acquisition
PetroSteel International Acquisition
JCP and EM acquire Bourland & Leverich (B&L)
Edgen Group Formed and IPO
1935
1983
2002
2005
2006
2007
2008
2009
2010
2011
2012

- Serving the energy industry for over 75 years
- Acquired 6 businesses since 2005 to build complementary portfolio and global footprint
- Expanded our product lines in end-markets
- Recently established a presence in growth markets including Brazil, China, India and Saudi Arabia

Positioned for Continued Growth and Future Success

Note: 2004 – 2011 compound annual growth rate based on actual Edgen Murray results for 2004 and Edgen Group results for 2011.

What We Sell

Plate



- High yield structural grades
- Offshore quality grades
- Arctic steels
- Clad material
- Shipbuilding steels
- Specialty steels
  - Proprietary and modified steels
  - Abrasion resistant
  - Armor plates
- Stainless
- Duplex and super-duplex
- Nickel alloy

Sections



- Highly engineered sections
  - Universal beams and columns
  - Channels
  - W sections
  - S sections
  - C sections
  - Equal and unequal angles
  - Flat and round bars
  - Bulb flats

Pipe & Tube and Components



- Structural applications
  - Seamless
  - SAW/ERW
  - Sections
- Process applications
  - Seamless and welded
  - Low and high temp carbon steel
- OCTG
  - Seamless and welded OCTG
  - Premium connections
  - Tubular accessories
- Pipe components
  - Fittings
  - Flanges
  - Gaskets

Valves



- Ball valves
- Gates, globes and checks
  - Forged steel valves
  - Alloy valves
  - Wafer check valves
- Butterfly
- Actuation packages
- Plug valves
- Check valves
- Bleeder plugs
- Manual actuation accessories
- Automation controls

Project Mgmt. and Services



- Project Mgmt.
  - Market consultation
  - Technical guidance
  - Supply chain management
- Services
  - Cutting
  - Coating and finishing
  - Custom fabrication
  - Valve automation
  - Testing

EDGEN GROUP

What We Do Best

Focus on Specialized Products

- Relationships critical
- Essential to project and operations pathway
- Technical expertise valued

Target Opportunities to Add Value

- Partner with customers
- Supply complementary products
- Leverage adjacent end-markets

Agile and Responsive

- Respond to customers
- Monitor and support progress/developments
- Anticipate change

Selectively Acquire and Integrate Additional Market Leaders

- Proven track record of integration
- Highly adaptive information systems
- Experienced management team

EDGEN GROUP

Critical Partner to Major Global Suppliers and Customers

Value-Add for Suppliers

- Global market access
- Sales and marketing support
- Reduced investment in working capital
- Consistent, high-volume purchaser
- Knowledge of customer spending plans and material requirements
- Global network of 37 sales offices in key locations

Suppliers

TMK IPSCO
TATA
CAMERON
V&M Vallourec & Mannesmann Tubes
USS
DILLINGER HÜTTE
Tenaris
voestalpine

EDGEN GROUP

Customers

Anadarko Petroleum Corporation
DRIL-QUIP
ExxonMobil
bp
GE Oil & Gas
Laredo Energy
Bill Barrett Corporation
Shell
Chevron
FLUOR

Value-Add for Customers

- Broad specialized product portfolio
- Global logistical support and procurement services
- Understanding of supplier pricing, capacity and lead times
- Technical expertise and product selection consultation
- Capital, scale and footprint to supply large volume projects and MRO requirements
- Critical inventory available near major domestic and international hydrocarbon producing regions

Customer relationships of 20+ years provide stable MRO, project and drilling program sales
Supplier relationships of 25+ years yield favorable pricing, allocation and lead times

Local Business Model with Global Reach

EDGEN GROUP

- Strategic sales offices serving key customer decision makers in high growth markets
- Flexible distribution channels comprised of regional distribution centers, satellite stocking facilities, and third party providers
- Key Markets

– Bakken	– North Sea
– Eagle Ford	– West Africa
– Permian	– Middle East
– Canada	– Caspian
– Latin America	– India
– Mexico	– China
– Brazil	– Australia

- 2011 sales by ultimate destination of approximately 30% outside North America


★ Headquarters
Sales Office
Distribution Facility

Act Quickly: Respond to Customers, Follow Growth and Adapt to Change

Aligned With Global Growth Trends

Forecast Energy Expenditure Growth by Region, 2012E – 2015E CAGR



CA 6.9%
U.S. 11.9%
U.K. 18.0%
Poland 22.7%
Russia 10.6%
Mid-East 11.6%
India 29.9%
Africa 14.2%
APAC 16.7%
UAE 13.3%
LatAm 19.9%
Brazil 25.2%
Nigeria 16.1%
Australia 11.0%

2011 Total CapEx: $791B

Global 2012E-2015E CAGR: 13.2%

● Region ● Country

Source: IHS Oil and Gas CapEx Forecast, as of January 2012

Growth Highlights

U.S.	11.9%
APAC	16.7%
U.K.	18.0%
Brazil	25.2%
India	29.9%
Other Drivers:	
Specialized Products	
Highly Technical Extraction	
Pipe Length per Well	

Robust Underlying Market Growth

Growth Strategy

- **Expand Business with Existing Customers**
- **Leverage Products and End-Market Expertise**
- **Broaden Global Networks**
- **Pursue Opportunistic Acquisitions**

Financial Highlights

EDGEN GROUP

Strong Growth	▪ 2004 to 2011 – Revenue CAGR 35% ▪ 2011 vs. 2010 – 33% Revenue growth – 44% Adjusted EBITDA growth	▪ 1H 2012 vs. 1H 2011 – 35% Revenue growth – 20% Adjusted EBITDA growth
Significant Operating Leverage	▪ Sales per employee - 2011: $3.1 million - 1H 2012 (annualized): $3.5 million ▪ Margin expansion opportunity ▪ Maintenance CapEx:<0.5% of sales	▪ Adjusted SG&A as a % of revenue - 2011: 5.3% - 1H 2012: 4.8% ▪ Inventory Turns: 5.0x
Strong Cash Flows and Liquidity	▪ Strong cash flow generation ▪ $144 million of revolving credit availability at June 30, 2012	

Note: Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization plus impairment of goodwill in 2010, loss on prepayment of debt and equity-based compensation expense. Adjusted SG&A expense excludes $3.0 million of equity-based compensation expense related to the accelerated vesting of certain equity-based awards in 1H 2012.

Strong Revenue and Adjusted EBITDA Growth


Revenue
($MM)
2,000
1,600
1,200
800
400
0
33%
1,255
1,675
2010
2011


Adjusted EBITDA & Margin
($MM)
(%)
150
125
100
75
50
25
0
14
12
10
8
6
4
2
0
44%
87
125
6.9
7.5
2010
2011
Adj. EBITDA
Margin


1H Revenue
($MM)
1,250
1,000
750
500
250
0
35%
742
1,002
1H 2011
1H 2012


1H Adjusted EBITDA & Margin
($MM)
(%)
100
80
60
40
20
0
12
10
8
6
4
2
0
20%
7.9
7.0
59
71
1H 2011
1H 2012
Adj. EBITDA
Margin

Ability to Exercise Significant Operating Leverage

Note: Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization plus impairment of goodwill in 2010, loss on prepayment of debt and equity-based compensation expense. Revenue and Adjusted EBITDA for 2010 is pro forma to reflect the operating results of Bourland & Leverich as if it had been acquired on January 1, 2010.

Capitalization

($MM)	As of June 30, 2012	Interest Rate	Maturity
Cash and Equivalents	$25		
Edgen Murray Senior Secured Notes	462	12.25%	January – 2015
Edgen Murray ABL Facility ($195MM)	41	L + 325	May – 2014
B&L ABL Facility ($75MM)	52	L+325	Aug – 2014
B&L Seller Note	42	8.00%	Aug – 2019
Edgen Murray Capital Leases	18	8.00%	N/A
Net Debt	**$590**		

- S&P rating upgrade of Edgen Murray senior notes on May 15, 2012 from B- to B; Moody's rating upgrade on July 17, 2012 from Caa2 to Caa1
- Edgen Murray senior notes first call date January 2013 at 106.125%
- Net leverage of 4.3x at June 30, 2012. Long-term net leverage target of less than 2.0x

Focused on Optimizing the Capital Structure to Drive Exceptional Earnings Growth

Investment Highlights

1 Global Specialty Distribution Business Model	▪ Established global platform delivers opportunity to penetrate growth markets quickly ▪ Critical specialized product focus differentiates our scope of supply
2 Asset Light Business Model and High Operating Leverage	▪ Minimal investment required for growth ▪ High operating leverage, cash flow conversion and ROIC ▪ Minimal required CapEx ▪ Strong cash flow generation
3 Aligned With Multiple Industry Growth Trends	▪ Growth in energy consumption driving increases in global onshore and offshore rig count – Increased spending in energy infrastructure will spur demand for specialized products ▪ Increasing horizontal, directional, and unconventional drilling leading to more steel per well – Such activity will support increased demand for specialized products
4 Proven Strategies to Drive Future Growth	▪ Expand business with core customers ▪ Develop end-markets and broaden global networks ▪ Leverage end-market expertise ▪ Pursue opportunistic acquisitions